Premier Asset Builder Variable Annuity

Issued by

Transamerica Life Insurance Company

Supplement Dated September 15, 2003

to the

Prospectus dated May 1, 2003

On or about November 18, 2003, the Federated International Small Company Fund II portfolio will be liquidated, and therefore, the Federated International Small Company Fund II subaccount will be closed to all policy owners. This means the Federated International Small Company Fund II subaccount is no longer available.

This Prospectus Supplement must be accompanied

by the Prospectus for the

Premier Asset Builder Variable Annuity dated May 1, 2003